Guaranteed Investment Contracts Master Trust Account	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Guaranteed Investment Contracts Master Trust Account	Guaranteed Investment Contracts Master Trust Account
The Plan's investment options include a Stable Value Fund which invests in a Guaranteed Investment Contracts (GIC) Master Trust Investment Account, managed by Invesco (GIC MTIA). The account’s key objectives are to provide daily liquidity at contract value for participant withdrawals and transfers in accordance with the provisions of the Plan. To accomplish these objectives, the GIC MTIA invests primarily in wrapper contracts also known as synthetic GICs.

Because the synthetic GICs are fully benefit-responsive, contract value is the relevant measure for the GIC MTIA. Contract value, as reported to the Plan by Invesco, represents contributions made under the contract, plus earnings, less participant withdrawals, and administrative expenses. Participants may ordinarily direct the withdrawal or transfer of all or a portion of their investment at contract value. Contract value for the synthetic GICs is determined based on the fair value of the underlying assets, which consist of various fixed income common/collective trusts.

Crediting interest rate resets are applied to specific investment contracts, as determined at the time of purchase.  The reset values for security-backed investment interest rates are a function of contract value, market value, yield, and duration.  General account investment rates are based on a predetermined index rate of return plus a fixed-basis point spread. The relationship of future crediting interest rates and the adjustment to contract value reported on the statement of net assets available for benefits is provided through the mechanism of the crediting interest rate formula. The difference between the contract value and the fair market value of the investments of each contract is periodically amortized into each contract’s crediting interest rate. The key factors that influence future crediting interest rates for the synthetic GIC and the wrapper contracts include, but are not limited to, the level of market interest rates, the Plan cash flow, the investment returns generated by the fixed income investments that back the contract or the duration of the underlying investments backing the contract.

The following represents the disaggregation of contract value between types of investment contracts held by the Plan (amounts in thousands):

	As of December 31,
	2025	2024
Short-term investment fund	$7,706	$8,944
Synthetic guaranteed investment contracts:
Common/collective trusts	323,612	360,227

Total investments	$331,318	$369,171

The Plan’s ability to receive amounts due is dependent on the contract issuer’s ability to meet its financial obligations. The contract issuer’s ability to meet its contractual obligations may be affected by future economic and regulatory developments.

There are certain events not initiated by participants that limit the ability of the GIC MTIA to transact with the contract issuer at contract value.  These events include, but are not limited to: (i) termination of the Plan, (ii) company election to withdraw from a contract in order to change investment provider, and (iii) termination of a contract upon short notice due to the loss of the Plan’s qualified status or material and adverse changes to the Plan’s provisions.  The Committees are not aware of any such event being contemplated at this time.
In addition, certain events allow the contract issuer to terminate the contracts with the Plan and settle at an amount different from contract value. Such events include, but are not limited to: (i) a breach of material obligation under the contract, (ii) a material misrepresentation, and (iii) a material amendment to the agreement without the consent of the contract issuer.